SECURITIES AND EXCHANGE COMMISSION


                         WASHINGTON, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                     Pursuant to Section 13 or 15 (d)
                  of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)   September 14, 1999
                                                   __________________


                         JACKSONVILLE BANCORP, INC.
                         --------------------------


TEXAS                              0 -28070                       75-2632781
-----------------------------------------------------------------------------
(State of Incorporation)      (Commission File No.)                 (IRS No)



COMMERCE AND NECHES STREET     JACKSONVILLE, TEXAS                   75766
-----------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)



                               (903) 586-9861
-----------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                               NOT APPLICABLE
-----------------------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)

Item 5.   Other Events
          ------------


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated September 14, 1999

                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   JACKSONVILLE BANCORP, INC.



Date: 9/14/99                      By: /s/ Jerry Chancellor
      -------                          -------------------
                                       Jerry Chancellor
                                        President